SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — March 5, 2007
TRUE RELIGION APPAREL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-51483	98-0352633

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, California		90023

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (323) 266-3072
Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Effective March 26, 2007, Mr. Charles Lesser will no longer serve as the Chief Financial Officer of True Religion Apparel, Inc. (the “Company”). Mr. Lesser will serve as a consultant to the Company pursuant to the Release and Consulting Agreement described in paragraph (e) below.
     (c) Effective March 26, 2007, the Board of Directors of the Company will appoint Mr. Peter Collins as Chief Financial Officer of the Company. Mr. Collins, who is 42 years of age, served as divisional vice president and corporate controller for Nordstrom, Inc. from 2004 to March 2007. From 2002 to 2004, Mr. Collins served in various financial roles with Albertson’s, Inc., most recently as group vice president and controller. Prior to that, until 2001, Mr. Collins was a partner with Arthur Andersen, serving clients in the healthcare, retail, distribution and manufacturing industries. Mr. Collins is a certified public accountant and holds a bachelor’s degree in accounting from Santa Clara University. There are no transactions in which Mr. Collins has an interest requiring disclosure under Item 404(a) of Regulation S-K.
     On March 7, 2007, the Company entered into an employment letter with Mr. Collins (the “Employment Letter”), pursuant to which Mr. Collins will serve as Chief Financial Officer of the Company. Mr. Collins will receive a base salary of $325,000 per year and will be eligible to receive a bonus of up to 150% of his base salary based on the achievement of certain performance objectives set forth in the Employment Letter. On Mr. Collin’s start date, he will receive a grant of 50,000 shares of the common stock of the Company, one third of which vest upon Mr. Collin’s completion of one year of service to the Company, an additional one third of which vest upon the completion of two years of service to the Company, and the final one third of which vest upon the completion of three years of service to the Company. In addition, Mr. Collins will receive reimbursement (up to a maximum of $115,000) for the actual out-of-pocket expenses incurred in connection with his relocation from Seattle to California and any commuting costs incurred during the three to six month re-location transition period. In the event Mr. Collins is terminated within twelve months of a change in control (as defined in the Employment Letter), and the reason for the termination of employment is other than for willful misconduct, Mr. Collins will receive one year severance pay and all outstanding stock options, restricted stock and other equity awards granted to him under any of the Company’s equity incentive plans will become immediately vested and exercisable in full.
     The foregoing description of the Employment Letter does not purport to be complete and is qualified in its entirety by reference to the Employment Letter, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
     (e) On March 7, 2007, the Company and its wholly-owned subsidiary, Guru Denim, Inc., entered into a Release and Consulting Agreement with Mr. Lesser (the “Consulting Agreement”), pursuant to which Mr. Lesser and the Company will end the employment relationship, effective March 26, 2007. From March 26, 2007 until September 26, 2007, Mr. Lesser will provide full-time consulting services to the Company, not to exceed 40 hours per week. Mr. Lesser will provide his services exclusively to the Company and will not provide services of any nature to any other person or entity without the Company’s written consent. For his consulting services, Mr. Lesser will receive a consulting fee of $20,833.33 per month. Mr. Lesser will also receive a lump sum payment of $340,000 on September 26, 2007, assuming the Consulting Agreement remains in effect through that date. In addition, the Company will provide payment of COBRA continuation coverage for Mr. Lesser and his family from March 26, 2007 to September 26, 2008. However, the Company’s obligations will end if Mr. Lesser becomes eligible to receive group health coverage under another employer’s plan.
     If the Consulting Agreement remains in effect, from March 26, 2007 through September 26, 2007, Mr. Lesser’s outstanding shares of restricted stock will continue to vest in accordance with the original vesting schedule. If the Consulting Agreement is terminated prior to September 26. 2007, Mr. Lesser’s outstanding shares of restricted stock will cease to vest and the stock issuance agreements pursuant to which the shares of restricted stock were granted to Mr. Lesser will terminate in full. If the Consulting Agreement remains in effect through September 26, 2007, then all of Mr. Lesser’s outstanding stock options, restricted stock and other equity awards will be modified to reflect an additional 12 months of vesting.
     Pursuant to the Consulting Agreement, Mr. Lesser has agreed to unconditionally release and discharge the Company and its affiliates and representatives from all claims and liabilities of any kind or nature, whether known or unknown. Mr. Lesser has further agreed that without the consent of the Company, for a period of five years, he will be subject to a “standstill period” in which he will not, among other actions, acquire ownership in any of the Company’s securities (other than shares acquired pursuant to the exercise of stock options), participate in or influence any solicitation of proxies, form or participate in any group with respect to any voting of securities, or participate in any transaction relating to the ownership of the Company or its assets. In addition, during the period in which he serves as a consultant to the Company pursuant to the Consulting Agreement, Mr. Lesser will be subject to certain non-competition restrictions with respect to the Company, and will be subject to certain non-solicitation and non-interference restrictions with respect to the Company during the same period and for an additional one year thereafter.
     The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
     On March 5, 2007, the Board of Directors of the Company adopted resolutions approving the Amendment (the “Amendment”) to the True Religion Apparel, Inc. 2005 Stock Incentive Plan (the “Plan”). The Amendment, which is effective January 1, 2007, amends the Plan to allow for any lawful consideration, including future services to be performed by the stock recipient, to be paid for the purchase of shares of common stock of the Company issued pursuant to the Stock Issuance Program (as defined in the Plan). Currently, the Plan provides that the consideration to be paid for such shares of stock must be cash, past services or full-recourse promissory notes.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.
Exhibit 10.1
Employment Letter, dated March 7, 2007, by and between True Religion Apparel, Inc. and Mr. Peter Collins.
Exhibit 10.2
Release and Consulting Agreement, dated March 7, 2007, by and among Mr. Charles Lesser, True Religion Apparel, Inc. and Guru Denim, Inc.
Exhibit 10.3
Amendment to the True Religion Apparel, Inc. 2005 Stock Incentive Plan.
Exhibit 99.1
Press release, dated March 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRUE RELIGION APPAREL, INC.
Date: March 8, 2007	By:	/s/ Michael Buckley
		Name:	Michael Buckley
		Title:	President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Letter, dated March 7, 2007, by and between True Religion Apparel, Inc. and Mr. Peter Collins.

10.2	Release and Consulting Agreement, dated March 7, 2007, by and among Mr. Charles Lesser, True Religion Apparel, Inc. and Guru Denim, Inc.

10.3	Amendment to the True Religion Apparel, Inc. 2005 Stock Incentive Plan.

99.1	Press Release, dated March 8, 2007.